Resource Real Estate Diversified Income Fund (“Fund”)

Supplement dated September 9, 2016 to the
Class A, Class U, Class C, Class T, Class W, Class D and Class I Prospectuses
dated February 1, 2016, as supplemented on June 20, 2016 (collectively, the “Prospectuses”)
and the
Statement of Additional Information dated February 1, 2016, as supplemented on June 20, 2016 and July 18, 2016 (the “SAI”)

Effective immediately, in the Prospectuses and SAI, the disclosure below replaces information regarding the name, nature of business, business history, and basis for control of the parent companies of the Fund’s investment adviser:

Resource Real Estate, Inc. (“Resource Real Estate” or the “Adviser”), located at One Crescent Drive, Suite 203, Philadelphia, PA 19112, serves as the Fund’s investment adviser.  The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.  The Adviser is a Delaware corporation formed in 2004.  Resource Real Estate is a subsidiary of Resource America, Inc. (“Resource America”), a specialized asset management company that uses industry specific expertise to generate and administer investment opportunities for its own account and for outside investors in the real estate, commercial finance and financial fund management sectors.   Resource America is a wholly-owned subsidiary of C-III Capital Partners LLC (“C-III”), which was formed in 2010 and is a commercial real estate investment and services company engaged in a broad range of activities, including: (i) primary and special loan servicing; (ii) investment management; (iii) loan origination; (iv) multifamily property management; (v) sales and leasing brokerage and commercial property management; (vi) online marketing of institutional commercial real estate capital markets transactions; and (vii) zoning due diligence services.  Resource Real Estate invests in and manages real estate investment vehicles on behalf of itself and for outside investors and operates Resource America’s commercial real estate debt platform.  Resource Real Estate has $4.2 billion under management as of June 30, 2016, and offers investment programs that acquire income-generating multi-family real estate assets throughout the U.S. C-III may be deemed to control the Adviser indirectly because Resource America, which is wholly owned by C-III, controls, directly or indirectly, more than 25% of the voting shares of the Adviser as of September 9, 2016.

This Supplement, the Prospectuses and SAI provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559.